Statements of Operations (Unaudited) - USD ($)	3 Months Ended
	Mar. 31, 2021	Mar. 31, 2020
Operating expenses:
General and administration	$ 456,043	$ 3,203,521
Total operating expenses	(456,043)	(3,203,521)
Other expenses
Interest expense	(216,784)	(85,973)
Loss on conversion of debt	(76,107)
Change in fair value of derivative liability	(707,710)	(18,215)
Total other expense	(1,000,601)	(104,188)
Net loss	$ (1,456,644)	$ (3,307,709)
Net loss per share:
Basic and diluted	$ (0.04)	$ (0.11)
Weighted average shares outstanding:
Basic and diluted	40,919,803	30,321,496